American Century Investment Trust

PROSPECTUS SUPPLEMENT

PREMIUM MONEY MARKET FUND

Supplement dated December 21, 2001 * Prospectus dated December 3, 2001

The following replaces the first paragraph under "How does the fund pursue its investment objectives?" on page 5 of the Investor Class prospectus.

          Premium Money Market invests in high-quality, cash-equivalent securities. These securities include very short-term U.S. government securities that are direct obligations of the United States, such as
          Treasury bills, notes and bonds. They also may include obligations issued or guaranteed by agencies and instrumentalities of the U. S.
          government. The fund also may invest in short-term bank and corporate obligations that are payable in U.S. dollars.

The second paragraph under "What are the principal risks of investing in the fund?" on page 5 is deleted.

The following replaces the third paragraph under "The Fund Management Teams" on page 9 of the Investor Class prospectus.

          Beth Bunnell Hunter

          Ms. Hunter, Vice President and Portfolio Manager, has been a member of the team that manages Premium Money Market since October 2000. She joined American Century in July 1999. Before joining, American
          Century, she worked for Calvert Asset Management Company as a
          Portfolio Trading Analyst from 1994 to 1996 and as a Portfolio Manager from 1996 to June 1999. She has a bachelor of arts from the University of Washington.

          Denise Tabacco

          Ms. Tabacco, Vice President and Portfolio Manager, has been a member of the team that manages Premium Money Market since January 1996. She joined American Century in 1988, becoming a member of its portfolio department in 1991. She has a bachelor's degree in accounting from San
          Diego State University and an MBA in finance from Golden Gate
          University.

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American Century Investment Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

PREMIUM MONEY MARKET FUND

Supplement dated December 21, 2001 * Statement of Additional Information (SAI)
                                     dated December 3, 2001

The following is added as (4) to the list on page 4 of the SAI and subsequent items are renumbered as appropriate.

          (4)  U.S. dollar-denominated debt obligations issued by foreign governments, agencies and instrumentalities

The first paragraph following the list on page 4 is deleted.

Table 1 on page 6 has an "x" added to the following entries under "Premium Money
Market", Municipal Notes and Zero-Coupon, Step-Coupon and Pay-in-Kind.

The following is added as the last paragraph under the heading "Commercial
Paper" on page 7.

          Asset-backed CP is issued by corporations through special programs. In a typical program, a special purpose corporation (SPC), created and/or serviced by a bank or other financial institution, uses the proceeds from an issuance of commercial paper to purchase receivables or other financial assets from one or more corporations (sellers). The sellers transfer their interest in the receivables or other financial assets to the SPC, and the cash flow from the receivables or other financial assets is used to pay interest and principal on the commercial paper.
          Letters of credit or other forms of credit enhancement may be available to cover the risk that the cash flow from the receivables or other financial assets will not be sufficient to cover the maturing commercial paper.

The following replaces the first paragraph under the heading "Variable- and
Floating-Rate Instruments" on page 9.

          Variable- and floating-rate instruments are issued by corporations, financial institutions, states, municipalities, and government agencies and instrumentalities.

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